                                                                  EXHIBIT 10.2
                                                                  EXECUTION COPY



                      AMENDMENT NO. 1 TO CREDIT AGREEMENT




     AMENDMENT dated as of December 8, 1995 among THOMAS & BETTS CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.


                             W I T N E S S E T H :


     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of March 29, 1995 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement as set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2.  Amendment of the Agreement.

     (a)  The table in Section 5.07 is changed to read as follows:




                Date                             Minimum Ratio
                ----                             -------------

           January 1, 1995                             .15
           December 29, 1996                           .18
           December 28, 1997                           .20
           January 3, 1999                             .25


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     (b)  The second sentence of Section 5.09 is amended to read as follow:

          For this purpose, the "Compliance Level" is an amount initially equal to $100,000,000; the Compliance Level shall be increased effective at the end of (i) the second fiscal quarter of the fiscal year of the Borrower ending December 29, 1996 and (ii) the first fiscal quarter of each subsequent fiscal year, in each case by an amount equal to 50% of the consolidated net income of the Borrower and its Consolidated Subsidiaries for the preceding fiscal year, but as to any particular such preceding year only if the consolidated net income of the Borrower and its Consolidated Subsidiaries for such year is a positive number.

     SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                          THOMAS & BETTS CORPORATION



                                          By /s/
                                             -----------------------------
                                             Title: Vice President-Finance
                                                    and Treasurer


                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK



                                          By /s/ Jeffrey
                                             -----------------------------
                                             Jeffrey
                                             Title: Vice President


                                          DEUTSCHE BANK AG, NEW YORK AND/OR
                                          CAYMAN ISLANDS BRANCHES



                                          By /s/ Christopher S. Hall
                                             ------------------------------
                                             Christopher S. Hall
                                             Title: Vice President


                                          By /s/ Thomas A. Faley
                                             ------------------------------
                                             Thomas A. Faley
                                             Title: Associate


                                          WACHOVIA BANK OF GEORGIA, N.A.



                                          By /s/ Charles Dee O'Dell II
                                             ------------------------------
                                             Charles Dee O'Dell II
                                             Title: Vice President

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                                          ABN AMRO BANK N.V.
                                          ATLANTA AGENCY



                                          By /s/
                                             ----------------------------
                                             Title: Senior Vice President



                                          By /s/ Steven L. Hissman
                                             -----------------------------
                                             Steven L. Hissman
                                             Title: Vice President



                                          BANK OF AMERICA ILLINOIS



                                          By /s/ Michelle Kaceria
                                             -----------------------------
                                             Michelle Kaceria
                                             Title: Vice President



                                          THE BANK OF NOVA SCOTIA



                                          By /s/ F.C. Ashby
                                             -----------------------------
                                             F.C. Ashby
                                             Title: Senior Manager Loan
                                                      Operator


                                          CIBC, INC.



                                          By /s/ Kathyrn W. Sax
                                             -------------------------------
                                             Kathyrn W. Sax
                                             Title: Director



                                          NORTHERN TRUST COMPANY



                                          By /s/ James F. T. Ganbert
                                             -------------------------------
                                             James F. T. Ganbert
                                             Title: Vice President

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                                         PNC BANK, KENTUCKY, INC.



                                         By /s/Ralph A. Phillips
                                            ---------------------------
                                            Ralph A. Phillips
                                            Title: Vice President



                                         THE SUMITOMO BANK, LTD.



                                         By /s/
                                            ----------------------------
                                            Title: Joint General Manager



                                         FIRST FIDELITY BANK, N.A.



                                         By /s/ A W J Dimmick
                                            -----------------------------
                                            A W J Dimmick
                                            Title: Vice President



                                         THE BANK OF NEW YORK



                                         By /s/ Gregory L. Batson
                                            -------------------------------
                                            Gregory L. Batson
                                            Title: Vice President



                                         FIRST AMERICAN NATIONAL BANK



                                         By /s/ David C. May
                                            -------------------------------
                                            David C. May
                                            Title: Executive Vice President

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                                          TORONTO DOMINION (NEW YORK), INC.



                                          By /s/
                                             -------------------------------
                                             Title: Vice President



                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK, as Agent


                                          By /s/
                                             -------------------------------
                                             Title: Vice President